FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2002

Allegheny Energy, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	I-267 (Commission File Number)	13-5531602 (IRS Employer Identification (Number

10435 DownsvillePike
Hagerstown, Maryland 21740-1766

(Address of principal executive offices)

Registrant"s telephone number,
Including area code: (301) 790-3400

Item 1 - 6.        Not applicable

Item 7.             Exhibits

                        Exhibit 99.1 Press Release dated January 31, 2002.

                        Exhibit 99.2 Allegheny Energy, Inc. selected financial information.

Item 8.             Not applicable

Item 9.             Regulation FD Disclosure

                        On January 31, 2002, Allegheny Energy, Inc. issued the press release attached as
                        Exhibit 99.1, and the accompanying selected financial information attached as
                        Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Allegheny Energy, Inc. By: BRUCE E. WALENCZYK Bruce E. Walenczyk Chief Financial Officer

Dated: February 1, 2002